UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2022

Mallinckrodt plc
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland
(Address of principal executive offices)

+353 1 696 0000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.
As previously disclosed, on June 16, 2022, Mallinckrodt plc (the "Company" or "Mallinckrodt") emerged from bankruptcy. As a result, the Company reassessed and updated its product line net sales presentation for its Specialty Generics segment. Beginning with the Quarterly Report on Form 10-Q for the three months ended July 1, 2022, the Company's unaudited condensed consolidated financial statements will reflect the updated product line net sales structure for its Specialty Generics segment.
The attached Exhibit 99.1 provides recast historical financial information for the fiscal 2020 annual period, each of the four quarters in fiscal 2021, the fiscal 2021 annual period and the first quarter of 2022.
This recast historical unaudited financial information is being provided as a convenience to investors who may want to consider the effects of the new reporting structure and has no impact on the Company's previously reported consolidated financial statements. The information in this Current Report on Form 8-K, including Exhibit 99.1, should be read in conjunction with the Company's Annual Report on Form 10-K and Quarterly Reports on From 10-Q for the corresponding periods.
NON-GAAP FINANCIAL MEASURES
The Company has not yet issued its unaudited condensed consolidated financial statements for the second quarter of fiscal 2022 reflecting the aforementioned impacts. The recast historical financial information included in Exhibit 99.1 is considered non-GAAP information and includes the change in select product line net sales for the Specialty Generics segment.
This non-GAAP information should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP.
The information in this Current Report on Form 8-K, including Exhibit 99.1, is being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Recast Historical Financial Information
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC
(registrant)

Date:	July 21, 2022	By:	/s/ Bryan M. Reasons
Bryan M. Reasons
Executive Vice President and Chief Financial Officer (principal financial and accounting officer)